INVVISION CAPITAL, INC.
                          (A Development Stage Company)

                                FINANCIAL REPORT

                                 MARCH 31, 2001

                                    CONTENTS

                                                                            Page



INDEPENDENT AUDITOR'S REPORT                                                 1


FINANCIAL STATEMENTS


     Balance Sheet                                                           2

     Statement of Operations                                                 3

     Statement of Stockholders' Equity                                       4

     Statement of Cash Flows                                                 5

     Notes to Financial Statements                                           6

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
Invvision Capital, Inc.



We have audited the accompanying balance sheet of Invvision Capital, Inc. (a development stage company) as of March 31, 2001 and the related statement of operations, stockholders' equity and cash flows for the period February 15, 2001 (inception) through March 31, 2001. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Invvision Capital, Inc. (a development stage company) as of March 31, 2001, and the results of its operations and its cash flows for the period February 15, 2001 (inception) to March 31, 2001 in conformity with accounting principles generally accepted in the United States of America.





/s/  Weaver and Tidwell, L.L.P.
-------------------------------
     WEAVER AND TIDWELL, L.L.P.


Dallas, Texas
June 29, 2001

                             INVVISION CAPITAL, INC
                          (A Development Stage Company)
                                  BALANCE SHEET
                                 MARCH 31, 2001


                                     ASSETS

CURRENT ASSETS
     Cash                                                           $    20,238

PROPERTY AND EQUIPMENT
     Land                                                               400,000

OTHER ASSETS
     Option to purchase land                                          3,000,000
                                                                    -----------


TOTAL ASSETS                                                        $ 3,420,238
                                                                    ===========





                LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES
     Accounts payable                                               $     5,408
     Accrued liabilities                                                    759
                                                                    -----------


         Total current liabilities                                        6,167
                                                                    -----------

COMMITMENTS AND CONTINGENCIES


STOCKHOLDERS' EQUITY
     Common stock, $.01 par value; 20,000,000 shares authorized;
         3,450,000 shares issued and outstanding                         34,500
     Additional paid-in capital                                       3,415,500
     Deficit accumulated during the development stage                   (35,929)
                                                                    -----------

         Total stockholders' equity                                   3,414,071
                                                                    -----------

TOTAL LIABILITES AND STOCKHOLDERS' EQUITY                           $ 3,420,238
                                                                    ===========










 The Notes to Financial Statements are
   an integral part of this statement.

                             INVVISION CAPITAL, INC
                          (A Development Stage Company)
                             STATEMENT OF OPERATIONS
       FOR THE PERIOD FEBRUARY 15, 2001 (INCEPTION) THROUGH MARCH 31, 2001



REVENUES                                                              $
                                                                       --------



COST AND EXPENSES

       General and administrative                                        35,929
                                                                       --------


            Loss before income taxes                                    (35,929)
                                                                       --------


INCOME TAXES
       Current
       Deferred
                                                                       --------




            Net loss                                                   $(35,929)
                                                                       ========


















 The Notes to Financial Statements are
   an integral part of this statement.



                             INVVISION CAPITAL, INC
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDER'S EQUITY
       FOR THE PERIOD FEBRUARY 15, 2001 (INCEPTION) THROUGH MARCH 31, 2001



                                          Common Stock                            Deficit
                                          $.01 Par Value                          Accumulated
                                          -----------------------   Additional    During the
                                                                    Paid-in       Development
                                          Shares        Amount      Capital        Stage        Total
                                          -----------   ---------   -----------   ----------   -----------

Balance, February 15, 2001                            $           $             $            $

Common stock issued
      For cash on February 21, 2001           10,000         100         9,900                     10,000
      For cash on February 22, 2001            5,000          50         4,950                      5,000
      For cash on February 27, 2001            5,000          50         4,950                      5,000
      For cash on March 2, 2001                5,000          50         4,950                      5,000
      For cash on March 27, 2001              25,000         250        24,750                     25,000

Common stock issued in connection
      with the acquisition of land           400,000       4,000       396,000                    400,000

Common stock issued in connection
      with land option contract agreement  3,000,000      30,000     2,970,000                  3,000,000

Net loss for the period February 15, 2001
      (inception) through March 31, 2001                                            (35,929)      (35,929)
                                          -----------   ---------   -----------   ----------   -----------

Balance, March 31, 2001                    3,450,000  $   34,500  $  3,415,500  $   (35,929) $  3,414,071

                                          ===========   =========   ===========   ==========   ===========
















The Notes to Financial Statements are
  an integral part of this statement.



                             INVVISION CAPITAL, INC.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS
       FOR THE PERIOD FEBRUARY 15, 2001 (INCEPTION) THROUGH MARCH 31, 2001



CASH FLOWS FROM OPERATING ACTIVITES:

Net loss                                                                    $        (35,929)

         Changes in operating liabilities:
               Accounts payable and other current liabilities                          6,167
                                                                              ---------------


                     Net cash used in operating activities                           (29,762)
                                                                              ---------------

CASH FLOWS FROM FINANCING ACTIVITIES
         Issuance of common stock                                                     50,000
                                                                              ---------------

                     Net cash provided by financing activities                        50,000
                                                                              ---------------

Net increase in cash                                                                  20,238

Cash, beginning of period                                                                  -
                                                                              ---------------

Cash, end of period                                                         $         20,238
                                                                              ===============


SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

Common stock issued for land                                                $        400,000
Common stock issued for option to purchase land                                    3,000,000
                                                                              ---------------

                     TOTAL                                                  $      3,400,000
                                                                              ===============

















The Notes to Financial Statements are
  an integral part of this statement.

                             INVISION CAPITAL, INC.
                          (a development stage company)
                          Notes to Financial Statements



Note 1.       Description of Business

     Invvision Capital, Inc. (the "Company") was incorporated in the State of Texas on February 15, 2001. The Company is in the development stage and its efforts through March 31, 2001 have been principally devoted to organizational activities, raising capital and identifying strategic acquisitions enabling the Company to achieve its growth objectives.

     Invvision Capital, Inc. is committed to the creation of value through the pursuit of strategic opportunities in real estate development and various technologies enabling the Company to achieve its substantial growth projections. The Company believes that the most efficient and effective way it can optimize an aggressive yet responsible growth velocity is through the adoption of a well-defined acquisitions strategy.

     Initially, the pursuit of potential acquisitions that can provide a substantial increase in the asset base and overall net worth of Invvision Capital, Inc. in order to facilitate and support future acquisitions by the Company. Subsequently, the pursuit of potential acquisitions that will enhance the Company's ability to generate positive cash flow and earnings from Company operations. Finally, the continual pursuit of potential acquisitions that present the opportunity for the Company to enhance or improve its utilization of technology in corporate and/or subsidiary operations, marketing and management systems as well as in new product and services development.

     The Company has three planned acquisitions beginning with Capital Development of Arkansas, which represents the initial implementation of this strategy enabling the Company to meet its growth projections. On April 20, 2001, the Company completed a reverse stock split acquisition of Omni Park Pass Inc., a Nevada corporation, and is in the process of obtaining additional capital through private placements of its securities. The Company believes it has sufficient resources to maintain their operations through at least June 30, 2002.



Note 2.       Summary of Significant Accounting Policies

     Cash Equivalents

     For purposes of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to cash equivalents.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Start up Activities

         Costs  of  start-up  activities,   including  organization  costs,  are
expensed as incurred.

                             INVISION CAPITAL, INC.
                          (a development stage company)
                          Notes to Financial Statements



Note 2.       Summary of Significant Accounting Policies - continued

     Concentration of Credit Risk

     The Company maintains cash on deposit in interest and non-interest bearing accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses on such accounts and believes it is not exposed to any significant credit risk on cash and equivalents.

     Income Taxes

     Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently payable plus deferred taxes. Deferred taxes represent the future tax return consequences of temporary differences between the bases of assets and liabilities for financial and income tax reporting, which will be taxable or deductible when the assets and liabilities are recovered or settled. A valuation allowance is established as necessary, to reduce deferred taxes to its estimated realizable amount.



Note 3.       Related Party Transactions

     The Company acquired an option to purchase land from an entity owned indirectly by the wife of a director of the Company through a wholly owned Canadian company for $3,000,000 by issuing 3,000,000 shares of common stock.

     The Company leases certain office space from an entity affiliated with a director of the Company under an operating lease agreement, which expires during fiscal year 2003. The lease contains renewal options after the three-year periods are complete. The future minimum rental commitment at March 31, 2001 for noncancelable operating leases by fiscal year is:

              2001                                            $  45,000
              2002                                               60,000
              2004                                               60,000
                                                              ---------

              Totals                                          $ 165,000
                                                              =========


Note 4.       Income Taxes

     Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases, and to net operating loss and tax credit carry forwards, measured by tax rates for the years in which taxes are expected to be paid or recovered.


     The estimate provision (benefits) for federal income taxes are as follows:

              Current                                         $
              Deferred                                        ---------
                                                              $
                                                              =========

                             INVISION CAPITAL, INC.
                          (a development stage company)
                          Notes to Financial Statements



Note 4.       Income Taxes - continued

     The estimated provision (benefit) for income taxes differs from the amount calculated using statutory rates on income (loss) before income taxes principally because of net operating loss carry forwards and providing a full valuation allowance on deferred tax assets relating to the net operating loss.

     The components of the deferred tax asset (liability) are as follows:

              Gross deferred tax assets:

              Net operating loss carry forwards                 $    5,300

              Valuation allowance                                   (5,300)
                                                                -----------

                         Net deferred tax asset (liability)     $
                                                                ===========


     At March 31, 2001, the Company has an operating loss carry forward for tax purposed of approximately $35,000, which expires through 2006.



Note 5.       Risk and Uncertainties

     At March 31, 2001, the Company owns an option to purchase 19.64 acres in northwest Dallas County, Texas. Such option is valued at $3,000,000 and is exercisable until 30 days after the release by the Texas National Resource Conservation Commission ("TNRCC") relating to certain environmental matters. Such release has not been obtained. The Company expects the costs of environmental remediation, if any will not be material.

     Further, upon exercise of the option the Company will be required to pay approximately $3,000,000 to various parties at closing. The Company plans to cover the obligations through the private placements of common or preferred stock, through issuance of their stock to indebted parties and through cash flows from operations. The success of such money raising efforts and/or the release by TNRCC cannot be guaranteed. It is therefore reasonably possible that the Company's estimate of the carrying value of its option to purchase this land will change in the near term. Management does not anticipate any difficulties with the raising of capital or the TNRCC requirements and anticipates closing on the property within six months.


Note 6.       Subsequent Events

     From April 1, 2001 through April 20, 2001, the Company issued 732,083 shares of common stock for $732,083 and 75,310 shares of common stock for services valued at $75,310.

     On April 20, 2001 the Company acquired 4,257,393 shares of Omni Park Pass, Inc. (resulting in a 79.58% ownership interest in Omni Park Pass, Inc. on the merger date) in exchange for all of the outstanding shares (4,257,393) of the Company. The transaction will be accounted for as a purchase.



            PRO FORMA INVVISION CAPITAL, INC. AND OMNI PARK PASS INC.




     On April 20, 2001, following a one for eight reverse stock split, Omni Park
     Pass, Inc. issued 4,257,393 common shares in exchange for all of the outstanding common shares of Invvision Capital, Inc., a privately held
     Texas corporation. As a result of this merger, the stockholders of Invvision Capital became controlling stockholders of Omni Park Pass, Inc.
     The former officers and directors of Omni Park Pass, Inc. resigned and the name of the Company changed to Invvision Capital, Inc. The transaction will be accounted for as a purchase.

     The following shows the unaudited pro forma condensed balance sheet of Invvision Capital, Inc. and Omni Park Pass, Inc. as of March 31, 2001, assuming the April 20, 2001 merger occurred on March 31, 2001.



        UNAUDITED PRO FORMA CONDENSED BALANCE SHEET AS OF MARCH 31, 2001



                                 Invvision     Omni Park      Pro Forma     Pro Forma
                                 Capital, Inc. Pass, Inc.     Adjustments   Consolidated
                                 -----------   -----------    -----------   -----------

Cash                             $    20,238   $       467    $   732,083   $   752,788

Accounts receivable                                 38,826        (32,372)        6,454

Land                                 400,000                                    400,000

Land option contract               3,000,000                                  3,000,000
                                 -----------   -----------    -----------   -----------

                                 $ 3,420,238   $    39,293    $   699,711   $ 4,159,242
                                 -----------   -----------    -----------   -----------


Accounts payable                 $     5,408   $    72,375    $            $     77,783

Accrued liabilities                      759                                        759

Due to related party                               328,923       (328,923)

Stockholders' equity (deficit)     3,414,071      (362,005)     1,028,634     4,080,700
                                 -----------   -----------    -----------   -----------

                                 $ 3,420,888   $    39,293    $   699,711   $ 4,159,242
                                 -----------   -----------    -----------   -----------






The following shows the unaudited pro forma condensed statements of operations for the three months ended March 31, 2001, assuming the April 20, 2001 merger occurred on March 31, 2001.


             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS THREE MONTHS
                       ENDED MARCH 31, 2001.

                                               Invvision       Omni Park        Pro Forma         Pro Forma
                                               Capital, Inc.   Pass, Inc.       Adjustments       Consolidated
                                               -----------     -----------      -----------       -----------

     Revenues                                  $               $      840       $                 $      840

     General and administrative expenses           35,279           6,454                             41,733
                                               -----------     -----------      -----------       -----------

     Net loss                                  $  (35,279)     $   (5,614)      $                 $  (40,893)
                                               ===========     ===========      ===========       ===========

     (Loss) per common share                   $  (  0.03)     $     0.00       $     (0.01)      $

     Weighted average number of
         shares outstanding                     1,258,409      22,282,244       (19,496,963)       4,043,690

Pro forma adjustments were made to account for (1) equity transactions made by both entities for the period April 1, 2001 through April 20, 2001 and the one for eight reverse stock split by Omni Park Pass, Inc. prior to the merger, and
(2) the combining of the two entities via the merger on April 20, 2001.

             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000.


                                               Invvision       Omni Park        Pro Forma         Pro Forma
                                               Capital, Inc.   Pass, Inc.       Adjustments       Consolidated
                                               -----------     -----------      -----------       -----------

     Revenues                                  $               $   10,629       $                 $    10,629

     Cost of revenues                                               2,134                               2,134

     General and administrative expenses                          733,847                             733,847

     Loss due to impairment                                     2,522,276                           2,522,276

     Other expenses                                                29,750                              29,750
                                               -----------     -----------      -----------       -----------

     Net loss                                  $               $(3,277,378)     $                 ($3,277,378)
                                               ===========     ===========      ===========       ===========

     (Loss) per common share                   $               $(     0.16)     $                  $    (0.16)

     Weighted average number of
        shares outstanding                                      20,662,061                         20,662,061
